                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         PRECIOUS METALS & MINERALS TRUST (A)



(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |      ERV               |
         T  =       |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                                           (A)
  $1,000      ERV AS OF    AGGREGATE       NUMBER OF      AVERAGE ANNUAL
INVESTED - P  31-Oct-97    TOTAL RETURN    YEARS - n      TOTAL RETURN - T
------------  ----------   ------------    -----------    ----------------

28-Jul-97        $817.60       (18.24%)           0.26                  NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |      EV                |
         t  =       |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

                    EV
         TR  =  ----------     - 1
                    P


    t = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                              (C)                             (B)
  $1,000      EV AS OF        TOTAL            NUMBER OF      AVERAGE ANNUAL
INVESTED - P   31-Oct-97      RETURN - TR      YEARS - n      TOTAL RETURN - t
------------  ----------      ------------     ------------   ----------------

  28-Jul-97      $862.90        (13.71%)             0.26              NA



(D)      GROWTH OF $10,000*
(E)      GROWTH OF $50,000*
(F)      GROWTH OF $100,000*

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION



               TOTAL            (D)   GROWTH OF          (E)   GROWTH OF         (D)   GROWTH OF
INVESTED - P   RETURN - TR      $10,000 INVESTMENT-G     $50,000 INVESTMENT - G  $100,000 INVESTMENT - G
------------   --------------   ----------------------   ----------------------  -----------------------
  28-Jul-97           (13.71)                $8,176                  $41,419                 $83,701




*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%,
 4.00% & 3.00% SALES CHARGE

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                        PRECIOUS METALS AND MINERALS TRUST (B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |      ERV               |
         T  =       |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                                          (A)
  $1,000       ERV AS OF   AGGREGATE        NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Oct-97   TOTAL RETURN     YEARS - n     TOTAL RETURN - T
------------   ---------   ------------     ----------    ----------------

31-Oct-96        $636.40       (36.36%)           1.00         (36.36%)

31-Oct-92        $965.60        (3.44%)           5.00          (0.70%)

06-Aug-90        $784.80       (21.52%)           7.24          (3.29%)


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |      EV                |
         t  =       |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

                    EV
         TR  =  ----------     - 1
                    P



    t = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                               (C)                             (B)
  $1,000       EV AS OF       TOTAL              NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Oct-97      RETURN - TR        YEARS - n     TOTAL RETURN - t
------------   ---------      ------------       ----------    ----------------

31-Oct-96        $667.10          (33.29%)              1.00        (33.29%)

31-Oct-92        $983.00           (1.70%)              5.00         (0.34%)

06-Aug-90        $784.80          (21.52%)              7.24         (3.29%)


(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION




                                (D)                      (E)                     (F)
$10,000         TOTAL           GROWTH OF                GROWTH OF               GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT - G   $50,000 INVESTMENT - G  $100,000 INVESTMENT - G
------------    -------------   ----------------------   ----------------------  -----------------------
  06-Aug-90         (21.52)                  $7,848                  $39,240                $78,480




                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         PRECIOUS METALS & MINERALS TRUST (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |      ERV               |
         T  =       |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT


                                                          (A)
  $1,000       ERV AS OF   AGGREGATE        NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Oct-97   TOTAL RETURN     YEARS - n     TOTAL RETURN - T
------------   ---------   ------------     ----------    ----------------

  28-Jul-97      $851.80       (14.82%)         0.26                 NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |      EV                |
         t  =       |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

                    EV
         TR  =  ----------     - 1
                    P


    t = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                               (C)                            (B)
  $1,000       EV AS OF       TOTAL            NUMBER OF      AVERAGE ANNUAL
INVESTED - P   31-Oct-97      RETURN - TR      YEARS - n      TOTAL RETURN - t
------------   ---------      -----------      -----------    ----------------

28-Jul-97        $860.40          (13.96%)            0.26              NA


(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION




                  TOTAL           (D)   GROWTH OF        (E)   GROWTH OF         (D)   GROWTH OF
INVESTED - P      RETURN - TR     $10,000 INVESTMENT-G   $50,000 INVESTMENT - G  $100,000 INVESTMENT - G
------------      -----------     --------------------   ----------------------  -----------------------
28-Jul-97             (13.96)                $8,604                  $43,020              $86,040




                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                        PRECIOUS METALS AND MINERALS TRUST (D)



(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN (NO LOAD FUND)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |      EV                |
         t  =       |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

                    EV
         TR  =  ----------     - 1
                    P


    t = AVERAGE ANNUAL COMPOUND RETURN
    n = NUMBER OF YEARS
    EV = ENDING VALUE
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN





                                          (B)                                         (A)
  $1,000          EV AS OF               TOTAL                   NUMBER OF           AVERAGE ANNUAL
INVESTED - P      31-Oct-97              RETURN - TR             YEARS - n           COMPOUND RETURN - t
------------      -----------            -------------           --------------      -------------------

28-Jul-97             $862.90               (13.71%)                    0.26                      NA




(C)      GROWTH OF $10,000
(D)      GROWTH OF $50,000
(E)      GROWTH OF $100,000


FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION



$10,000           TOTAL          (C)   GROWTH OF          (D)   GROWTH OF         (E)   GROWTH OF
INVESTED - P      RETURN - TR    $10,000 INVESTMENT- G    $50,000 INVESTMENT- G   $100,000 INVESTMENT- G
------------      -----------    ---------------------    ---------------------   ----------------------
28-Jul-97             (13.71)                $8,629                   $43,145                $86,290

